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                                                                   EXHIBIT 23.7

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We hereby consent to the incorporation by reference into this Registration Statement (Form S-4) of our report dated January 16, 1998, with respect to the consolidated financial statements of Chicago SMSA Limited Partnership. Such
report is included in 360   Communications Company's Annual Report on
Form 10-K for the year ended December 31, 1997; such financial statements are not included separately in the Form 10-K.

                                          Arthur Andersen LLP

Chicago, Illinois
May 6, 1998